SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2004

Pharmaceutical Formulations, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-11274 (Commission File Number)	22-2367644 (IRS Employer Identification No.)

460 Plainfield Avenue, Edison, New Jersey 08818
(Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: 732-985-7100

N.A.
(Former Name or Former Address, if Changed Since Last Report)

Item 5:	Other Events and Required FD Disclosure.

The Board of Directors of the Company adopted on May 20, 2004 charters for its Audit, Nominating and Corporate Governance and Executive Compensation Committees.

The Board also adopted on May 20, 2004 the 2004 Stock Option Plan, subject to approval by the stockholders of the Company on or before May 19, 2005. The Stock Option Plan will be submitted for approval at the 2004 Annual Meeting of Stockholders scheduled for June 16, 2004.

Item 7:	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

10.1 99.1 99.2 99.3	2004 Stock Option Plan*
Charter of the Audit Committee, adopted May 20, 2004
Charter of the Nominating and Corporate Governance Committee, adopted May 20, 2004
Charter of the Executive Compensation Committee, adopt ed May 20, 2004

* Compensation Plan

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACEUTICAL FORMULATIONS, INC. By: /s/ A. Ernest Toth, Jr. Name: A. Ernest Toth, Jr. Title: Vice President and Chief Financial Officer

Dated: May 24, 2004

EXHIBIT INDEX

10.1 99.1 99.2 99.3	2004 Stock Option Plan
Charter of the Audit Committee, adopted May 20, 2004
Charter of the Nominating and Corporate Governance Committee, adopted May 20, 2004
Charter of the Executive Compensation Committee, adopt ed May 20, 2004